UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) November 7, 2006

      Carnival Corporation                           Carnival plc
    (Exact name of registrant                  (Exact name of registrant
  as specified in its charter)               as specified in its charter)

       Republic of Panama                          England and Wales
  (State or other jurisdiction               (State or other jurisdiction
        of incorporation)                          of incorporation)

             1-9610                                     1-15136
    (Commission File Number)                   (Commission File Number)

           59-1562976                                 98-0357772
          (IRS Employer                              (IRS Employer
       Identification No.)                        Identification No.)

      3655 N.W. 87th Avenue               Carnival House, 5 Gainsford Street,
    Miami, Florida 33178-2428               London SE1 2NE, United Kingdom
      (Address of principal                      (Address of principal
       executive offices)                         executive offices)
           (Zip Code)                                 (Zip Code)

         (305) 599-2600                           011 44 20 7940 5381
 (Registrant's telephone number,            (Registrant's telephone number,
      including area code)                       including area code)

              None                                       None
 (Former name or former address,            (Former name or former address,
 if changed since last report.)             if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 8.01 Other Events.

      Set forth in Exhibit 99.1 and incorporated herein by reference are the Carnival Corporation & plc consolidated financial statements as of November 30, 2005 and 2004 and for each of the three years in the period ended November 30, 2005, which have been adjusted to reflect a change in Carnival Corporation & plc's dry-dock accounting policy and certain 2005 and 2004 reclassifications as described in Note 2 to these consolidated financial statements. These consolidated financial statements are being filed in order to meet certain technical requirements in connection with a planned Carnival plc Eurobond offering guaranteed by Carnival Corporation. The offering is expected to be launched in the near future, subject to market conditions. The securities offered in the offering will not be registered under the U.S. Securities Act of 1933 ("Securities Act"). The securities may not be offered or sold in the U.S. or to U.S. persons (other than distributors) unless the securities are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits.

          Exhibit 23     Consent of Independent Registered Public Accounting
                         Firm.

          Exhibit 99.1 The Carnival Corporation & plc consolidated financial statements as of November 30, 2005 and 2004 and for each of the three years in the period ended November 30, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNIVAL CORPORATION                       CARNIVAL PLC


By: /s/Gerald R. Cahill                    By: /s/Gerald R. Cahill
    -------------------                        -------------------
Name:  Gerald R. Cahill                    Name:  Gerald R. Cahill
Title: Executive Vice President            Title: Executive Vice President
and Chief Financial and                    and Chief Financial and
Accounting Officer                         Accounting Officer

Date: November 7, 2006                     Date: November 7, 2006